Exhibit 99.1

KNIGHT-SWIFT TRANSPORTATION CLOSES ACQUISITION OF U.S. XPRESS
ENTERPRISES AND PROVIDES UPDATE ON MARKET CONDITIONS

PHOENIX, ARIZONA – July 5, 2023 – Effective July 1, 2023, Knight-Swift Transportation Holdings Inc. (NYSE: KNX) ("Knight-Swift" or the “Company”) closed on the previously-announced acquisition of U.S. Xpress Enterprises, Inc. ("U.S. Xpress") following the approval by U.S. Xpress’ shareholders on June 29, 2023. Upon completion of the transaction, U.S. Xpress was de-listed from the New York Stock Exchange.

Knight-Swift CEO, Dave Jackson, commented, “We are grateful for the efforts of so many who worked diligently to bring about such a significant transaction in the truckload industry. Against the current backdrop of a particularly difficult business environment, the chance to add one of the largest brands in our industry, with significant opportunity to improve earnings, gain customers and reach more professional drivers, is a compelling part of our plan to drive higher highs and higher lows across successive truckload freight cycles. As we have engaged with more of the U.S. Xpress organization since the announcement, we have even more confidence that our combined efforts will lead to achievement of the profitability targets we communicated. Our cross-functional synergy teams made up of leaders from Knight, Swift, and U.S. Xpress are off to a great start collaborating on plans to share best practices, improve operations and leverage economies of scale – and now they have the green light to fully engage. While the truckload part of the organization focuses on achieving the goals we have laid out for U.S. Xpress, our LTL and M&A teams remain focused on our strategic priority of continuing to build out a nationwide LTL network.”

Knight-Swift also is providing an update on current market conditions as management anticipates that consolidated second-quarter results will be lower than previously expected. This decline in operating performance is largely driven by the full truckload market, where persistently soft demand has caused volumes and pricing to be under greater pressure than originally anticipated, while costs remain stable on a sequential basis. This dynamic is expected to drive an estimated 1,100-1,200 basis point degradation in consolidated operating margins year-over-year for the quarter. The Company expects to update its annual earnings guidance to reflect the current operating conditions and outlook as well as the inclusion of U.S. Xpress for the back half of the year in conjunction with its scheduled earnings release and presentation on July 20, 2023.

About U.S. Xpress

U.S. Xpress is based in Chattanooga, Tennessee and generated approximately $2.2 billion in total operating revenue in 2022 while serving its blue-chip customer base through a network of approximately 14 facilities, primarily located across the eastern United States. U.S. Xpress’ fleet includes approximately 7,200 tractors and 15,000 trailers, including tractors provided by approximately 900 independent contractors. The company’s highly skilled workforce includes approximately 7,700 drivers (including independent contractors), 300 maintenance technicians, and 1,900 non-driver employees.

About Knight-Swift

Knight-Swift Transportation Holdings Inc. is one of North America's largest and most diversified freight transportation companies, providing multiple truckload transportation, less-than-truckload, logistics, and business services to the shipping and transportation sectors. Knight-Swift uses a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating the country's largest tractor fleet, Knight-Swift also contracts with third-party equipment providers to provide a broad range of services to its customers while creating quality driving jobs for driving associates and successful business opportunities for independent contractors.

Contacts

David Jackson, President and CEO, Adam Miller, CFO, or Brad Stewart, Investor Relations

(602) 606-6349

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 that provides a safe harbor for forward-looking statements, including statements relating to the completion of the transaction, all statements that do not relate solely to historical or current facts, and expectations, intentions or strategies regarding the future. These forward-looking statements are generally denoted by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “aim,” “target,” “plan,” “continue,” “estimate,” “project,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “ongoing,” “goal,” “can,” “seek,” “designed,” “likely,” “foresee,” “forecast,” “project,” “hope,” “strategy,” “objective,” “mission,” “continue,” “outlook,” “potential,” “feel,” and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Statements in this announcement that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed transaction with U.S. Xpress and the associated integration plans, expected synergies and revenue opportunities, expected branding, anticipated future operating performance and results of Knight-Swift, including statements regarding anticipated earnings, margins, and cash flows. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to: the risk that there may be unexpected costs, charges or expenses resulting from the proposed transaction; risks related to the ability of Knight-Swift to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the transaction disrupts Knight-Swift’s current plans and operations; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the integration; continued and sufficient availability of capital and financing; the risk that the transaction could have an adverse effect on the ability of Knight-Swift to retain and hire key personnel, to retain customers and to maintain relationships with its business partners, suppliers and customers and on its respective operating results and businesses generally; the risk of pending or future litigation against the parties to the agreement or their respective directors, affiliated persons or officers and/or regulatory actions related to the transaction, including the effects of any outcomes related thereto; risks related to changes in accounting standards or tax rates, laws or regulations; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities (including effects of the conflict in Ukraine), cyber-attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Knight-Swift’s business, financial condition and results of operations, as well as the response thereto by the company; and other business effects, including the effects of industry, market, economic (including the effect of inflation), political or regulatory conditions. Also, Knight-Swift’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in Knight-Swift’s SEC filings, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in Knight-Swift’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, and Current Reports on Form 8-K.

You are cautioned not to place undue reliance on Knight-Swift’s forward-looking statements. Knight-Swift’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding Knight-Swift’s transaction with U.S. Xpress, future events and operating performance, and are applicable only as of the dates of such statements. Knight-Swift does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.